Other non-financial assets	12 Months Ended
Dec. 31, 2022
Other non-financial assets
Other non-financial assets

11. Other non-financial assets

in EUR	12/31/2022	12/31/2021
Receivables from employees due within 1 year	95,518	64,246
Value added tax refund	1,784,233	1,285,383
Contract assets	3,569,821	2,123,884
Prepaid expenses	1,860,773	2,155,523
Assets recognized from costs to fulfill a contract	2,823,655	2,183,536
Payments on account for inventories	1,448,597	—
Miscellaneous	517,503	487,769
Total	12,100,101	8,300,341

During the financial year ended December 31, 2022, VIA capitalized contract assets of TEUR 3,570 (2021: TEUR 2,124) resulting from the recognition of revenue from products for which there is no alternative use and for which the Group has an enforceable right to payment.

Costs to fulfil a contract result from project specific application activities carried out by the Group in order to fulfil a contract with a customer but which do not qualify as internally generated intangible assets. The increase in the carrying amount compared to the previous year is due to additional activities required for new contracts. The assets are amortized over the life of the respective contract. The amount of amortization recognized in the reporting period is TEUR 610 (2021: TEUR 100).

Payments on account for inventories result from prepayments made to suppliers for inventories not yet received and amounted to TEUR 1,449 (2021: TEUR 876, which have been presented as part of inventories).